ADVANTAGE SOLUTIONS INC. Q3 2021 Earnings Presentation November 9, 2021

DISCLAIMER Forward Looking Statements Certain statements in this presentation or accompanying commentary may be considered forward-looking statements with the meaning of federal securities laws. Forward-looking statements generally relate to future events or Advantage’s future financial or operating performance, In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “would”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions, and as a result, are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Advantage and its management are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, the COVID-19 pandemic and the measures taken in response thereto; the availability, acceptance, administration and effectiveness of any COVID-19 vaccine; changes to labor laws or wage or job classification regulations, including minimum wage, or other market-driven wage changes; Advantage’s ability to continue to generate significant operating cash flow; client procurement strategies and consolidation of Advantage’s clients’ industries creating pressure on the nature and pricing of its services; consumer goods manufacturers and retailers reviewing and changing their sales, retail, marketing, and technology programs and relationships; Advantage’s ability to successfully develop and maintain relevant omni-channel services for our clients in an evolving industry and to otherwise adapt to significant technological change; Advantage’s ability to effectively remediate material weaknesses and maintain proper and effective internal controls in the future; potential and actual harms to Advantage’s business arising from the Take 5 Matter; Advantage’s substantial indebtedness and our ability to refinance at favorable rates; and other risks and uncertainties set forth in the section titled “Risk Factors” in the Annual Report on Form 10-K/A filed by Advantage with the Securities and Exchange Commission (the “SEC”) on May 17, 2021 and in its other filings made from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Advantage assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law. Non-GAAP Financial Measure and Related Information This presentation includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”) including Adjusted EBITDA and Net Debt. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company’s financial results. Therefore, these measures are in addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP, and should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that the Company’s presentation of these measures may not be comparable to similarly-titled measures used by other companies. The Company believes these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. The Company believes that the use of Adjusted EBITDA and Net Debt provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing the Company’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. Adjusted EBITDA means net income (loss) before (i) interest expense, net, (ii) (benefit from) provision for income taxes, (iii) depreciation, (iv) impairment of goodwill and indefinite-lived assets, (v) amortization of intangible assets, (vi) equity based compensation of Karman Topco L.P. and Advantage’s private equity sponsors’ management fee, (vii) change in fair value of warrant liability, (viii) stock-based compensation expense, (ix) fair value adjustments of contingent consideration related to acquisitions, (x) acquisition-related expenses, (xi) costs associated with COVID-19, net of benefits received, (xii) EBITDA for economic interests in investments, (xiii) restructuring expenses, (xiv) litigation expenses, (xv) (Recovery from) loss on Take 5, (xvi) costs associated with the Take 5 Matter and (xvii) other adjustments that management believes are helpful in evaluating our operating performance. Net Debt represents the sum of current portion of long-term debt and long-term debt, less cash and cash equivalents and debt issuance costs. With respect to Net Debt, cash and cash equivalents are subtracted from the GAAP measure, total debt, because they could be used to reduce the debt obligations. The Company has presented the financial data for the last twelve-month (“LTM”) period ended September 30, 2021 by adding the unaudited results of operations for the nine-month period ended September 30, 2021 to its audited results of operations for the year ended December 31, 2020 and then subtracting the unaudited results of operations for the nine-month period ended September 30, 2020. The financial data for the LTM period ended September 30, 2021 does not comply with GAAP. Due to rounding, numbers presented throughout this document may not add up precisely to the totals provided and percentages may not precisely reflect the absolute figures.

KEY MESSAGES • Delivered healthy financial results through the third quarter as reopening continued • Affirming 2021 Adjusted EBITDA guidance of $520 to $530 million despite a dynamic operating environment • Taking pricing in a majority of our businesses most impacted by part-time labor wage inflation, with hikes of mid-to-high single digits • Seeing continued steady recovery in businesses most impacted by COVID, with sampling events up ~13% q/q • Seeing continued elevated at-home consumer goods demand – supported by steady volume and rising prices • Seeing sustained strength in higher growth/higher margin digital services • Investing in recruiting and retention to stand up tens of thousands of new associates – and expecting that to persist • Investing through the P&L in trade promotion optimization and service innovation • Completing tuck-in acquisitions to add capabilities at attractive returns • Pursuing organic growth with a robust new business pipeline coming out of the pandemic • Announcing an open-ended share repurchase program of up to $100 Million

Q3 TRENDS



Revenues
Adjusted EBITDA
Total Advantage
Sales Segment
Marketing Segment
$ in millions.
Y/Y growth
$982
$784
$929
18%
Q3'19A
Q3'20A
Q3'21A
$ in millions.
Y/Y growth
$145
$136
$134
(2%)
Q3'19A
Q3'20A
Q3'21A
Y/Y growth
$503
$542
$597
10%
Q3'19A
Q3'20A
Q3'21A
Y/Y growth
$86
$102
$95
(7%)
Q3'19A
Q3'20A
Q3'21A
Y/Y growth
$478
$242
$332
37%
Q3'19A
Q3'20A
Q3'21A
Y/Y growth
$59
$34
$39
12%
Q3'19A
Q3'20A
Q3'21A

Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2019 Act 2020 Act 2021 Act IMPROVING TRENDS CONTINUE IN Q3 • Strengthening recovery in Marketing segment − In-store sampling recovering at key retailer partners − Digital & e-commerce strength continuing with consumer omnichannel shift • Continued strength in Sales segment − Still solid center-store / at-home volume trends − Concerted push for increased prices, surgical promotions − International business rebounding nicely − Growth in retail merchandising services − Navigating some mix headwinds • Investing in recruiting, training and retention as we stand up new and recovering operations – and pricing with discipline to offset wage inflation • Leveraging automation and technology to drive productivity and results SAMPLING EVENT COUNT +~13% Q/Q

VALUE CREATION ALGORITHM • Operate with excellence by serving existing clients well and delivering productivity through continuous improvement • Invest wisely in talent, technology and capability to support clients’ evolving needs through attractive opportunities for: − Organic reinvestment − Disciplined tuck-in acquisitions • Nurture ‘evolutionary’ culture so that we remain flexible as we build the business to be: − The partner of choice for brands and retailers as their needs change − Opportunistic when circumstances present us with pitches in our sweet-spot

FINANCIAL PERFORMANCE

FINANCIAL SUMMARY Note: Please see the appendix for a reconciliation of non-GAAP financial measures to most directly comparable GAAP measures. Totals may not add due to rounding. Q4 Q1 Q2 Q3 ($ in millions) 2020A 2019A % 2021A 2020A % 2021A 2020A % 2021A 2020A % Total Advantage Revenues $850 $1,013 (16)% $791 $879 (10)% $850 $642 32% $929 $784 18% Adjusted EBITDA 133 144 (8)% 111 106 5% 122 112 9% 134 136 (2)% % margin 15.6% 14.2% 14.1% 12.1% 14.4% 17.5% 14.4% 17.4% Sales Segment Revenues 550 520 6% 534 508 5% 562 460 22% 597 542 10% Adjusted EBITDA 90 87 2% 84 79 7% 90 90 (1)% 95 102 (7)% % margin 16.3% 16.8% 15.7% 15.5% 15.9% 19.6% 15.9% 18.8% Marketing Segment Revenues 300 493 (39)% 257 372 (31)% 288 181 59% 332 242 37% Adjusted EBITDA 43 57 (24)% 27 28 (2)% 32 22 47% 39 34 12% % margin 14.3% 11.5% 10.7% 7.5% 11.3% 12.1% 11.6% 14.2%

CAPITALIZATION SUMMARY

- Total Debt of $2.1 billion(1)
  - Leverage at around 3.9x net debt(1) to LTM September Adjusted EBITDA
  - No meaningful maturities for the next four+ years
- Debt Capitalization:

	Maturity	Rate	Outstanding
Asset-backed Revolver ($400M)	2025	L+2.25%(2)	--
First Lien Term Loan	2027	L+4.50%(3) (6)	1,315
Senior Secured Notes	2028	6.50%	775
Total Funded Debt			**$2,090**



$1,315 (4)
$775
$400
2021E
...
2025E
2026E
2027E
2028E
Asset-backed Revolver
1L Term Loan
Sr. Secured Notes

- Equity capitalization @ September 30, 2021:
  - 318,573,563 Class A Common shares outstanding
  - 18,578,324 Warrants @ $11.50 exercise
  - 2,741,424 Performance Restricted Stock Units ("PSUs")(5)
  - 3,858,699 Restricted Stock Units ("RSUs")
  - 261,234 Options

(1) Includes Other Debt of approximately $3M.
(2) Asset-backed Revolver rate subject to 0.50% LIBOR floor. See ABL Revolving Credit Agreement, dated October 28, 2020 for additional information.
(3) First Lien Term Loan rate subject to 0.75% LIBOR floor. See First Lien Credit Agreement, dated October 28, 2020 and First Lien Amendment dated October 28, 2021.
(4) First Lien Term Loan amortizes at 1% per annum, paid quarterly. Illustratively showing full $1,315 million obligation in 2027E maturity.
(5) Represents the number of underlying shares that would be issued at Target performance levels.
(6) On October 28, 2021, the Company successfully repriced its $1.3B First Lien Term Loan to L + 4.50% (5.25% at the floor) interest rate, resulting in annualized projected interest savings of approximately $10 million, or $7 million after tax.

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OUTLOOK Affirming FY2021 Outlook: • FY 2021 Adjusted EBITDA of $520-530 million • Realizing disciplined pricing to offset wage inflation in labor intensive services • Investing in recruiting, training and retaining talent in a still-constrained labor market • Expecting continued post-COVID recovery from here • De-leveraging, taking Net Debt / Adjusted EBITDA towards 3.0x by the end of 2022 • Supporting promising medium-term opportunities through the P&L

THANK YOU

NON-GAAP RECONCILIATION (1/3)

Consolidated	Three Months Ended December 31,		Three Months Ended March 31,		Three Months Ended June 30,		Three Months Ended September 30,	
	2020	2019	2021	2020	2021	2020	2021	2020
Total Company (in thousands)								
Net income	$ (152,238)	$ 14,802	$ (546)	$ (21,723)	$ 5,754	$ (37,814)	$ 24,327	$ 36,705
Add:								
Interest expense, net	82,486	53,606	30,865	51,794	37,189	51,521	36,490	48,243
Provision for (benefit from) income taxes	3,383	5,630	1,743	1,367	6,563	(13,704)	8,276	3,623
Depreciation and amortization	61,085	58,149	59,613	60,209	62,674	58,748	59,163	58,556
Equity based compensation of Topco and Advantage Sponsors' management fee[1]	88,630	2,894	(2,814)	3,837	(1,642)	4,184	(5,575)	1,468
Change in fair value of warrant liability	13,363	—	5,526	—	(7,059)	—	(3,491)	—
Stock based compensation expense[2]	—	—	8,655	—	8,988	—	7,854	—
Fair value adjustments related to contingent consideration related to acquisitions[3]	11,328	(3,156)	(1,043)	4,095	3,598	4,128	3,221	(6,184)
Acquisition-related expenses[4]	36,750	8,714	5,146	5,529	2,797	4,861	5,110	3,683
EBITDA for economic interests in investments[5]	(1,672)	(3,329)	(1,189)	(1,898)	(1,807)	(887)	(3,620)	(2,005)
Restructuring expenses[6]	(258)	2,112	4,096	1,098	6,934	46,565	(394)	(7,635)
Litigation expenses[7]	(593)	3,500	(818)	104	—	2,500	(92)	(31)
Costs associated with COVID-19, net of benefits received[8]	(10,546)	—	1,293	1,000	(3,328)	(1,019)	1,087	(1,389)
Recovery from Take 5	—	—	—	—	—	(7,700)	—	—
Costs associated with the Take 5 Matter[9]	809	1,376	901	939	1,310	661	1,400	1,219
Adjusted EBITDA	$ 132,527	$ 144,298	$ 111,428	$ 106,351	$ 121,971	$ 112,044	$ 133,756	$ 136,253

	Three Months Ended December 31,		Three Months Ended March 31,		Three Months Ended June 30,		Three Months Ended September 30,	
	2020	2019	2021	2020	2021	2020	2021	2020
Sales Segment (in thousands)								
Operating income	$ (32,115)	$ 40,288	$ 35,148	$ 24,194	$ 44,673	$ 11,021	$ 51,906	$ 60,205
Add:								
Depreciation and amortization	44,250	40,803	42,564	43,107	44,710	42,234	41,515	41,978
Equity based compensation of Topco and Advantage Sponsors' management fee[1]	62,989	2,062	(1,838)	3,199	(678)	3,538	(4,844)	1,398
Stock based compensation expense[2]	—	—	4,694	—	4,730	—	4,371	—
Fair value adjustments related to contingent consideration related to acquisitions[3]	600	(2,401)	778	4,312	(5,027)	4,128	192	(669)
Acquisition-related expenses[4]	24,904	5,216	3,320	4,156	2,280	4,081	3,899	3,581
EBITDA for economic interests in investments[5]	(2,014)	(3,243)	(1,487)	(2,071)	(2,110)	(1,338)	(3,832)	(2,142)
Restructuring expenses[6]	(2,556)	1,199	780	752	1,176	23,326	1,273	(1,227)
Litigation expenses[7]	(946)	3,500	(516)	104	—	2,500	(68)	—
Costs associated with COVID-19, net of benefits received[8]	(5,604)	—	633	810	(231)	530	787	(1,198)
Sales Segment Adjusted EBITDA	$ 89,508	$ 87,424	$ 84,076	$ 78,563	$ 89,523	$ 90,020	$ 95,199	$ 101,926

	2020	2019	2021	2020	2021	2020	2021	2020
Marketing Segment (in thousands)								
Operating income	$ (20,891)	$ 33,750	$ 2,440	$ 7,244	$ (2,226)	$ (11,018)	$ 13,696	$ 28,366
Add:								
Depreciation and amortization	16,835	17,346	17,049	17,102	17,964	16,514	17,648	16,578
Equity based compensation of Topco and Advantage Sponsors' management fee[1]	25,641	832	(976)	638	(964)	646	(731)	70
Stock based compensation expense[2]	—	—	3,961	—	4,258	—	3,483	—
Fair value adjustments related to contingent consideration related to acquisitions[3]	10,728	(755)	(1,821)	(217)	8,625	—	3,029	(5,515)
Acquisition-related expenses[4]	11,846	3,498	1,826	1,373	517	780	1,211	102
EBITDA for economic interests in investments[5]	342	(86)	298	173	303	451	212	137
Restructuring expenses[6]	2,298	913	3,316	346	5,758	23,239	(1,667)	(6,408)
Litigation expenses[7]	353	—	(302)	—	—	—	(24)	(31)
Costs associated with COVID-19, net of benefits received[8]	(4,942)	—	660	190	(3,097)	(1,549)	300	(191)
Recovery from Take 5	—	—	—	—	—	(7,700)	—	—
Costs associated with the Take 5 Matter[9]	809	1,376	901	939	1,310	661	1,400	1,219
Marketing Segment Adjusted EBITDA	$ 43,019	$ 56,874	$ 27,352	$ 27,788	$ 32,448	$ 22,024	$ 38,557	$ 34,327

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NON-GAAP RECONCILIATION (2/3) (in millions) September 30, 2021 Current portion of long-term debt $ 13.4 Long-term debt, net of current portion 2,026.0 Less: Debt issuance costs (53.6) Total Debt 2,093.0 Less: Cash and cash equivalents 168.0 Total Net Debt (12,13) $ 1,925.0

NON-GAAP RECONCILIATION (3/3) Note: Dollars in millions. Numerical figures included in this slide have been subject to rounding adjustments (1) Equity based compensation of Karman Topco L.P. and Advantage’s private equity sponsors’ management fee. (2) Represents non-cash compensation expense related to issuance of performance restricted stock units, restricted stock units, and stock options and ESPP with respect to our Class A common stock under the Advantage Solutions Inc. 2020 Incentive Award Plan. (3) Represents adjustments to the estimated fair value of our contingent consideration liabilities related to our acquisitions, excluding the present value accretion recorded in interest expense, net, for the applicable periods. (4) Represents fees and costs associated with activities related to our acquisitions and restructuring activities related to our equity ownership, including professional fees, due diligence, and integration activities. (5) Represents additions to reflect our proportional share of Adjusted EBITDA related to our equity method investments and reductions to remove the Adjusted EBITDA related to the minority ownership percentage of the entities that we fully consolidate in our financial statements. (6) One-time restructuring activities costs associated with non-recurring reorganization projects. (7) Represents legal settlements that are unusual or infrequent costs associated with our operating activities. (8) Represents (a) costs related to implementation of strategies for workplace safety in response to COVID-19, including employee-relief fund, additional sick pay for front-line associates, medical benefit payments for furloughed associates, and personal protective equipment and (b) benefits received from government grants for COVID-19 relief. (9) Represents costs associated with investigation and remediation activities related to the Take 5 Matter, primarily, professional fees and other related costs. (10) Represents the tax provision or benefit associated with the adjustments above, taking into account the Company’s applicable tax rates, after excluding adjustments related to items that do not have a related tax impact. (11) Represents the amortization of intangible assets recorded in connection with the 2014 Topco Acquisition and our other acquisitions. (12) Net Debt represents the sum of current portion of long-term debt and long-term debt, less cash and cash equivalents and debt issuance costs. With respect to Net Debt, cash and cash equivalents are subtracted from the GAAP measure, total debt, because they could be used to reduce the debt obligations. (13) On October 28, 2021, the Company successfully repriced its $1.3B First Lien Term Loan to L + 4.50% (5.25% at the floor) interest rate, resulting in annualized projected interest savings of approximately $10 million, or $7 million after tax.